Exhibit 99.B

Certification of Periodic Financial Report

Pursuant to Section 906 of the Sarbanes-Oxley Act

In connection with the Form N-CSR of the registrant for the period ended December 31, 2010, the undersigned hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act that:

1.           The attached Form N-CSR report of the registrant fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.           The information contained in such N-CSR report fairly presents, in all material respects, the financial condition and results of operation of the registrant as of and for the periods presented in the report.

Dated:  February 22, 2011

___________/s/ David R. Carpenter___________________
Name: David R. Carpenter
Title: President & Principal Executive Officer

___________/s/ Robert D. Brearton___________________
Name: Robert D. Brearton
Title: Executive Vice President
& Principal Financial Officer